INVENTORY	12 Months Ended
Dec. 31, 2024
Inventory Disclosure [Abstract]
INVENTORY
NOTE 3 -	INVENTORY

Inventory is composed of the following:

	December 31,
	2024	2023

Raw materials and components	$50,197	$36,934
Work in progress	17,382	13,493
Finished goods	961	853

Total inventory	$68,540	$51,280

Inventories write down expenses due to slow inventory amounted to $547, $187 and $1,284 for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company maintains a wide range of exchangeable units and other spare parts related to its products and services in various locations. Due to the long lead time of its suppliers and manufacturing cycles, the Company needs to forecast demand and commit significant resources towards these inventories. As such, the Company is subject to risks including excess inventory no longer relevant.